CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2025 OPERATING RESULTS

Houston, Texas (November 6, 2025) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2025. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and nine months ended September 30, 2025 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Diluted Share	2025	2024	2025	2024
EPS	$1.00	($0.04)	$2.10	$1.13
FFO	$1.67	$1.65	$5.04	$5.02
Core FFO	$1.70	$1.71	$5.12	$5.12
Core AFFO	$1.43	$1.48	$4.44	$4.42

	Three Months Ended	3Q25 Guidance	3Q25 Guidance
Per Diluted Share	September 30, 2025	Midpoint	Variance
EPS	$1.00	$1.03	($0.03)
FFO	$1.67	$1.66	$0.01
Core FFO	$1.70	$1.69	$0.01

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q25 vs. 3Q24	3Q25 vs. 2Q25	2025 vs. 2024
Revenues	0.8%	0.1%	0.9%
Expenses	2.3%	1.4%	1.7%
Net Operating Income ("NOI")	0.0%	(0.6)%	0.4%

Same Property Results	3Q25	3Q24	2Q25
Occupancy	95.5%	95.5%	95.6%

“We are pleased to report that our third quarter 2025 Core FFO was approximately $0.01 per share better than anticipated," said Richard J. Campo, Camden’s Chairman and CEO. “As a result of this outperformance, along with positive impacts expected in the fourth quarter from the timing and volume of future acquisition/disposition activity and lower than expected borrowing costs, we are raising the midpoint of our 2025 Core FFO guidance from $6.81 to $6.85 per share. We are also maintaining our full-year 2025 outlook for same property net operating income, with slight reductions to projected same property revenue growth offset by lower anticipated expense growth at the revised midpoints of our guidance ranges.”

For 2025, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	3Q25	3Q24	2Q25
Effective New Lease Rates	(2.5)%	(2.1)%	(2.1)%
Effective Renewal Rates	3.5%	4.0%	3.8%
Effective Blended Lease Rates	0.6%	1.0%	0.7%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	3Q25	3Q24	2Q25
Occupancy	95.5%	95.5%	95.6%
Bad Debt	0.6%	0.9%	0.6%
Annualized Gross Turnover	57%	59%	51%
Annualized Net Turnover	44%	47%	39%

Development Activity
During the quarter, lease-up was completed at Camden Durham in Durham, NC and construction was completed at Camden Village District in Raleigh, NC. Additionally, leasing continued at Camden Long Meadow Farms in Richmond, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/31/2025
Camden Long Meadow Farms	Richmond, TX	188	$72.6	89%
Camden Village District	Raleigh, NC	369	138.6	50%
Total		557	$211.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Homes	Estimated Cost
Camden South Charlotte	Charlotte, NC	420	$163.0
Camden Blakeney	Charlotte, NC	349	154.0
Camden Nations	Nashville, TN	393	184.0
Total		1,162	$501.0

Acquisition and Disposition Activity
During the quarter, the Company disposed of two operating communities that operated as one dual-phased community in Houston, TX and one operating community in Dallas, TX comprising a total of 626 apartment homes for approximately $113.5 million and recognized a gain of approximately $85.6 million.

Share Repurchase
During the quarter, Camden repurchased 465,742 common shares at an average price of $107.33 per share for a total of $50.0 million. The Company currently has approximately $400.0 million remaining under its stock repurchase program.

Liquidity Analysis
As of September 30, 2025, Camden had approximately $796.3 million of liquidity comprised of approximately $25.9 million in cash and cash equivalents, and approximately $770.4 million of availability under its unsecured credit facility and commercial paper program. At quarter-end, the Company had approximately $269.1 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden updated its earnings guidance for 2025 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2025 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	4Q25	2025	2025 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.33 - $0.37	$2.42 - $2.46	$2.44	$2.38	$0.06
FFO	$1.68 - $1.72	$6.72 - $6.76	$6.74	$6.70	$0.04
Core FFO(1)	$1.71 - $1.75	$6.83 - $6.87	$6.85	$6.81	$0.04
(1) The Company's 2025 core FFO guidance excludes approximately $0.11 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

	2025	2025 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	0.50% - 1.00%	0.75%	1.00%	(0.25)%
Expenses	1.50% - 2.00%	1.75%	2.50%	(0.75)%
NOI	(0.25%) - 0.75%	0.25%	0.25%	0.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2025 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, November 7, 2025 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 7955356
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 174 properties containing 59,416 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 60,578 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 18 consecutive years, most recently ranking #18. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
OPERATING DATA

Property revenues (a)	$395,676	$387,232	$1,182,750	$1,157,523

Property expenses
Property operating and maintenance	96,646	95,940	279,375	275,110
Real estate taxes	49,050	47,420	149,413	145,684
Total property expenses	145,696	143,360	428,788	420,794

Non-property income
Fee and asset management	2,565	1,707	7,685	5,597
Interest and other income	78	1,076	156	4,442
Income on deferred compensation plans	6,749	8,248	16,297	15,140
Total non-property income	9,392	11,031	24,138	25,179

Other expenses
Property management	8,863	9,817	28,457	29,057
Fee and asset management	965	623	2,277	1,541
General and administrative	19,612	18,845	59,503	53,692
Interest	34,995	32,486	104,160	97,250
Depreciation and amortization	159,474	145,844	460,834	436,540
Expense on deferred compensation plans	6,749	8,248	16,297	15,140
Total other expenses	230,658	215,863	671,528	633,220

Impairment associated with land development activities	—	(40,988)	—	(40,988)
Loss on early retirement of debt	—	—	—	(921)
Gain on sale of operating properties	85,645	—	132,938	43,806
Income (loss) from continuing operations before income taxes	114,359	(1,948)	239,510	130,585
Income tax expense	(780)	(390)	(2,570)	(2,354)
Net income (loss)	113,579	(2,338)	236,940	128,231
Net Income allocated to non-controlling interests	(4,645)	(1,866)	(8,514)	(5,629)
Net income (loss) attributable to common shareholders	$108,934	($4,204)	$228,426	$122,602

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	$113,579	($2,338)	$236,940	$128,231
Other comprehensive income (loss)
Unrealized gain on cash flow hedging activities	—	—	—	85
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	351	358	1,053	1,808
Comprehensive income (loss)	113,930	(1,980)	237,993	130,124
Net income allocated to non-controlling interests	(4,645)	(1,866)	(8,514)	(5,629)
Comprehensive income (loss) attributable to common shareholders	$109,285	($3,846)	$229,479	$124,495

PER SHARE DATA

Total earnings per common share - basic	$1.00	($0.04)	$2.10	$1.13
Total earnings per common share - diluted	1.00	(0.04)	2.10	1.13

Weighted average number of common shares outstanding:
Basic	108,524	108,426	108,564	108,513
Diluted	108,580	108,426	108,617	108,547

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2025, we recognized $395.7 million of property revenue which consisted of approximately $351.5 million of rental revenue and approximately $44.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $387.2 million recognized for the three months ended September 30, 2024, made up of approximately $344.9 million of rental revenue and approximately $42.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2025, we recognized $1,182.8 million of property revenue which consisted of approximately $1,052.2 million of rental revenue and approximately $130.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,157.5 million of property revenue recognized for the nine months ended September 30, 2024, made up of approximately $1,031.0 million of rental revenue and approximately $126.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $11.8 million and $10.7 million for the three months ended September 30, 2025 and 2024, respectively and was $34.8 million and $31.9 million for the nine months ended September 30, 2025 and 2024, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
FUNDS FROM OPERATIONS

Net income (loss) attributable to common shareholders	$108,934	($4,204)	$228,426	$122,602
Real estate depreciation and amortization	156,272	142,853	451,326	427,595
Income allocated to non-controlling interests	4,645	1,866	8,514	5,629
Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Impairment associated with land development activities	—	40,988	—	40,988
Funds from operations	$184,206	$181,503	$555,328	$553,008

Less: Casualty-related expenses, net of recoveries (a)	(444)	2,833	(1,413)	2,769
Plus: Severance (b)	—	—	—	506
Plus: Legal costs and settlements (b)	2,151	1,301	6,334	3,267
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs (b)	695	833	3,658	1,493
Plus: Advocacy contributions (c)	—	1,653	—	1,653
Plus: Other miscellaneous items (a)	168	—	244	—
Core funds from operations	$186,776	$188,123	$564,151	$563,617

Less: Recurring capitalized expenditures (d)	(29,274)	(25,676)	(75,340)	(77,296)

Core adjusted funds from operations	$157,502	$162,447	$488,811	$486,321

PER SHARE DATA
Funds from operations - diluted	$1.67	$1.65	$5.04	$5.02
Core funds from operations - diluted	1.70	1.71	5.12	5.12
Core adjusted funds from operations - diluted	1.43	1.48	4.44	4.42
Distributions declared per common share	1.05	1.03	3.15	3.09

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,174	110,082	110,211	110,141

PROPERTY DATA
Total operating properties (end of period) (e)	174	172	174	172
Total operating apartment homes in operating properties (end of period) (e)	59,416	58,250	59,416	58,250
Total operating apartment homes (weighted average)	59,059	58,453	59,255	58,344

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Non-core adjustment generally recorded within Property Management Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
ASSETS
Real estate assets, at cost
Land	$1,791,077	$1,789,207	$1,763,468	$1,722,526	$1,718,185
Buildings and improvements	11,812,521	11,763,017	11,550,852	11,319,460	11,222,261
	13,603,598	13,552,224	13,314,320	13,041,986	12,940,446
Accumulated depreciation	(5,234,087)	(5,128,622)	(5,011,583)	(4,867,422)	(4,725,152)
Net operating real estate assets	8,369,511	8,423,602	8,302,737	8,174,564	8,215,294
Properties under development and land	384,124	380,437	403,657	401,542	418,209
Total real estate assets	8,753,635	8,804,039	8,706,394	8,576,106	8,633,503
Accounts receivable – affiliates	8,889	8,889	8,950	8,991	8,993
Other assets, net (a)	255,333	262,100	239,999	234,838	262,339
Cash and cash equivalents	25,931	33,091	26,182	21,045	31,234
Restricted cash	11,378	11,454	11,607	11,164	11,112
Total assets	$9,055,166	$9,119,573	$8,993,132	$8,852,144	$8,947,181

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,409,691	$3,495,487	$3,405,255	$3,155,233	$3,121,499
Secured	330,536	330,476	330,416	330,358	330,299
Accounts payable and accrued expenses	232,960	206,018	195,197	215,179	221,880
Accrued real estate taxes	129,697	91,954	46,192	78,529	131,693
Distributions payable	115,518	116,007	115,983	113,549	113,505
Other liabilities (b)	224,989	219,635	212,871	212,107	214,027
Total liabilities	4,443,391	4,459,577	4,305,914	4,104,955	4,132,903

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,158	1,158
Additional paid-in capital	5,945,277	5,941,893	5,936,982	5,930,729	5,927,477
Distributions in excess of net income attributable to common shareholders	(1,011,983)	(1,007,075)	(973,416)	(897,931)	(826,725)
Treasury shares	(400,185)	(350,166)	(351,092)	(359,732)	(359,989)
Accumulated other comprehensive income (c)	2,027	1,676	1,325	974	641
Total common equity	4,536,293	4,587,485	4,614,956	4,675,198	4,742,562
Non-controlling interests	75,482	72,511	72,262	71,991	71,716
Total equity	4,611,775	4,659,996	4,687,218	4,747,189	4,814,278
Total liabilities and equity	$9,055,166	$9,119,573	$8,993,132	$8,852,144	$8,947,181

(a) Includes net deferred charges of:	$1,296	$1,953	$2,730	$2,675	$3,244

(b) Includes deferred revenues of:	$624	$692	$760	$767	$830

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss) attributable to common shareholders	$108,934	($4,204)	$228,426	$122,602
Real estate depreciation and amortization	156,272	142,853	451,326	427,595
Income allocated to non-controlling interests	4,645	1,866	8,514	5,629
Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Impairment associated with land development activities	—	40,988	—	40,988
Funds from operations	$184,206	$181,503	$555,328	$553,008

Less: Casualty-related expenses, net of recoveries	(444)	2,833	(1,413)	2,769
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,151	1,301	6,334	3,267
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	695	833	3,658	1,493
Plus: Advocacy contributions	—	1,653	—	1,653
Plus: Miscellaneous other items	168	—	244	—
Core funds from operations	$186,776	$188,123	$564,151	$563,617

Less: Recurring capitalized expenditures	(29,274)	(25,676)	(75,340)	(77,296)

Core adjusted funds from operations	$157,502	$162,447	$488,811	$486,321

Weighted average number of common shares outstanding:
EPS diluted	108,580	108,426	108,617	108,547
FFO/Core FFO/ Core AFFO diluted	110,174	110,082	110,211	110,141

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total Earnings Per Common Share - Diluted	$1.00	($0.04)	$2.10	$1.13
Real estate depreciation and amortization	1.41	1.30	4.08	3.87
Income allocated to non-controlling interests	0.04	0.02	0.07	0.05
Gain on sale of operating properties	(0.78)	—	(1.21)	(0.40)
Impairment associated with land development activities	—	0.37	—	0.37
FFO per common share - Diluted	$1.67	$1.65	$5.04	$5.02

Less: Casualty-related expenses, net of recoveries	—	0.02	(0.01)	0.03
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	0.02	0.01	0.06	0.03
Plus: Loss on early retirement of debt	—	—	—	0.01
Plus: Expensed transaction, development, and other pursuit costs	0.01	0.01	0.03	0.01
Plus: Advocacy contributions	—	0.02	—	0.02
Plus: Miscellaneous other items	—	—	—	—
Core FFO per common share - Diluted	$1.70	$1.71	$5.12	$5.12

Less: Recurring capitalized expenditures	(0.27)	(0.23)	(0.68)	(0.70)

Core AFFO per common share - Diluted	$1.43	$1.48	$4.44	$4.42

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	4Q25	Range	2025	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.33	$0.37	$2.42	$2.46
Expected real estate depreciation and amortization	1.33	1.33	5.42	5.42
Expected income allocated to non-controlling interests	0.02	0.02	0.09	0.09
Expected (gain) on sale of operating properties	—	—	(1..21)	(1.21)
Expected FFO per share - diluted	$1.68	$1.72	$6.72	$6.76
Anticipated Adjustments to FFO	0.03	0.03	0.11	0.11
Expected Core FFO per share - diluted	$1.71	$1.75	$6.83	$6.87

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net income (loss)	$113,579	($2,338)	$236,940	$128,231
Less: Fee and asset management income	(2,565)	(1,707)	(7,685)	(5,597)
Less: Interest and other income	(78)	(1,076)	(156)	(4,442)
Less: Income on deferred compensation plans	(6,749)	(8,248)	(16,297)	(15,140)
Plus: Property management expense	8,863	9,817	28,457	29,057
Plus: Fee and asset management expense	965	623	2,277	1,541
Plus: General and administrative expense	19,612	18,845	59,503	53,692
Plus: Interest expense	34,995	32,486	104,160	97,250
Plus: Depreciation and amortization expense	159,474	145,844	460,834	436,540
Plus: Expense on deferred compensation plans	6,749	8,248	16,297	15,140
Plus: Impairment associated with land development activities	—	40,988	—	40,988
Plus: Loss on early retirement of debt	—	—	—	921
Less: Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Plus: Income tax expense	780	390	2,570	2,354
NOI	$249,980	$243,872	$753,962	$736,729

"Same Property" Communities	$237,883	$237,967	$717,822	$715,195
Non-"Same Property" Communities	9,794	4,291	25,008	10,249
Development and Lease-Up Communities	524	169	814	228
Disposition/Other	1,779	1,445	10,318	11,057
NOI	$249,980	$243,872	$753,962	$736,729

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net income (loss)	$113,579	($2,338)	$236,940	$128,231
Plus: Interest expense	34,995	32,486	104,160	97,250
Plus: Depreciation and amortization expense	159,474	145,844	460,834	436,540
Plus: Income tax expense	780	390	2,570	2,354
Less: Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Plus: Impairment associated with land development activities	—	40,988	—	40,988
EBITDAre	$223,183	$217,370	$671,566	$661,557

Less: Casualty-related expenses, net of recoveries	(444)	2,833	(1,413)	2,769
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,151	1,301	6,334	3,267
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	695	833	3,658	1,493
Plus: Advocacy contributions	—	1,653	—	1,653
Plus: Miscellaneous other items	168	—	244	—
Adjusted EBITDAre	$225,753	$223,990	$680,389	$672,166
Annualized Adjusted EBITDAre	$903,012	$895,960	$907,185	$896,221

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Unsecured notes payable	$3,433,812	$3,193,365	$3,450,842	$3,219,724
Secured notes payable	330,516	330,280	330,456	330,222
Total average debt	3,764,328	3,523,645	3,781,298	3,549,946
Less: Average cash and cash equivalents	(11,741)	(43,414)	(14,063)	(54,702)
Net debt	$3,752,587	$3,480,231	$3,767,235	$3,495,244

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net debt	$3,752,587	$3,480,231	$3,767,235	$3,495,244
Annualized Adjusted EBITDAre	903,012	895,960	907,185	896,221
Net Debt to Annualized Adjusted EBITDAre	4.2x	3.9x	4.2x	3.9x